INCOME TAX (Schedule of Effective Income Tax Rate Reconciliation) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
PRC statutory tax rate	25.00%	25.00%	25.00%
Computed "expected" income tax expenses	$ 1,562,382	$ 1,948,393	$ 1,178,571
Effect on tax incentive / holiday	(653,029)	(982,104)	(726,615)
Non-deductable expense	16,695	213,878	126,771
Income tax expenses	$ 926,048	$ 1,180,167	$ 578,727